Exhibit 99.2

The following pro forma statements reflect the acquisitions of GPS Global Tracking and Surveillance System Ltd. (GPS Global) on April 1, 2014 and the acquisition of Emerge Monitoring, Inc. on June 2, 2014 by SecureAlert, Inc. The pro forma combined financial statements combined consolidated balance sheet is derived from the historical consolidated balance sheets of SecureAlert, Inc. and Emerge Monitoring, Inc. and the balance sheet of GPS Global on March 31, 2014 and is presented as if the acquisition had been consummated on October 1, 2013.  The pro forma combined consolidated statement of operations for the interim period ended March 31, 2014 is derived from historical interim consolidated statement of operations of SecureAlert, Inc. and historical interim statements of operations of GPS Global and consolidated statement of operations of Emerge Monitoring, Inc. The pro forma combined consolidated statement of operations for the year ended September 30, 2014 includes the audited financial information for SecureAlert, Inc. and GPS Global and the interim financial information for Emerge Monitoring, Inc.

Unaudited Pro Forma Balance Sheet

	As of March 31, 2014 (000's Except shares and per share amounts)
	Historical			Pro Forma
ASSETS	SecureAlert	GPS Global	Emerge	Adjustments		Consolidated
CURRENT ASSETS
Cash	$7,366	$195	$58	$(58)	[b]	$7,561
Accounts receivable, net	3,151	-	468	(468)	[b]	3,151
Notes receivables	259	-	-	-		259
Inventory, net of reserves	490	12	368	88	[a]	958
Prepaid expenses and other	2,565	22	323	(147)	[c]	2,763

TOTAL CURRENT ASSETS	13,831	229	1,217	(585)		14,692

Property and equipment, net	592	47	177	50	[a]	866
Monitoring equipment, net	1,787	48	-	-		1,835
Deposits and other assets	3,416	21	67	42	[a]	3,546
Acquisition purchase commitment	5,740	-	-	(5,740)	[a]	-
Royalty purchase commitment, net of amortization	19,413	-	-	-		19,413
Intangibles, net of amortization	27	-	807	6,638	[a]	7,472
Goodwill	-	-	-	6,604	[a]	6,604

TOTAL ASSETS	$44,806	$345	$2,268	$7,009		$54,428

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$742	$70	$885	$(885)	[b]	$812
Accrued expenses	1,712	128	147	(213)	[b]	1,774
Purchase commitment	-	-	-	7,710	[a]	7,710
Stock payable	-	-	-	3,000	[a]	3,000
Accrued royalty fees	4,125	-	-	-		4,125
Deferred revenue	6	-	-	-		6
Dividends payable	5	-	-	-		5
Related party line of credit and notes	2,700	2,180	-	(2,180)	[b]	2,700
Current portion of long-term debt	71	-	1,500	(1,500)	[b]	71

TOTAL CURRENT LIABILITIES	9,361	2,378	2,532	5,932		20,203

LONG-TERM LIABILITIES
Long-term portion of debt	9,355	753	507	(1,260)	[b]	9,355
Other long-term liabilities	-	83	-	-		83

TOTAL LIABILITIES	18,716	3,214	3,039	4,672		29,641

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock	1	-	-	-		1
Series D preferred stock	1	-	-	-		1
Additional paid in capital	294,933	-	4,491	(4,491)	[c]	294,933
Accumulated other comprehensive income	146	(145)	-	145	[c]	146
Retained deficit	(268,991)	(2,724)	(5,262)	6,683	[c]	(270,294)

TOTAL STOCKHOLDERS' EQUITY	26,090	(2,869)	(771)	2,337		24,787

NON-CONTROLLING INTEREST	-	-	-	-		-

TOTAL EQUITY (DEFICIT)	26,090	(2,869)	(771)	2,337		24,787

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$ 44,806	$345	$2,268	$7,009		$54,428

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

Unaudited Pro Forma Consolidated Statement of Operations

	March 31, 2014
	Six Months Ended		Three Months Ended
	Historical			Pro Forma
	SecureAlert	GPS Global	Emerge	Adjustments		Consolidated
	(000's Except shares and per share amounts)
REVENUES
Domestic revenues
Products	$212	$-	$5	$-		$217
Monitoring services	3,400	-	1,359	-		4,759
International revenues
Equipment sales	3	-	-	-		3
Other services	1	-	-	-		1
Monitoring services	1,500	-	-	-		1,500

TOTAL REVENUES	5,115	-	1,364	-		6,479

COST OF REVENUES
Products	(121)	-	(11)	-		(132)
Royalties	(17)	-	-	-		(17)
Monitoring services	(2,272)	-	(546)	-		(2,818)
Impairment of equipment and parts	(82)	-	-	-		(82)

TOTAL COST OF REVENUES	(2,493)	-	(557)	-		(3,050)

GROSS PROFIT	2,622	-	807	-		3,429

RESEARCH AND DEVELOPMENT	(723)	(215)	-	-		(938)
OPERATING EXPENSES	(4,735)	(251)	(1,139)	387	[a]	(6,512)

OPERATING INCOME (LOSS)	(2,836)	(466)	(332)	-		(4,021)

OTHER INCOME (EXPENSES)
Interest expense	(371)	(8)	(30)	-		(409)
Interest income	24	-	-	-		24
Currency exchange rate gain (loss)	(4)	5	-	-		1
Other income (expense)	625	-	-	-		625

TOTAL OTHER INCOME (EXPENSE)	273	(3)	(30)	-		240

NET LOSS BEFORE TAXES	(2,562)	(469)	(362)	-		(3,780)

Income tax benefit	-	-	34	-		34

NET LOSS AFTER TAXES	(2,562)	(469)	(328)	-		(3,746)

DIVIDENDS ON PREFERRED STOCK	(15)	-	-	-		(15)

NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(2,577)	$(469)	$(328)	$-		$(3,761)

NET LOSS PER SHARE, BASIC AND DILUTED FROM CONTINUING OPERATIONS	$(0.26)					$(0.37)
WEIGHTED AVERAGE COMMON SHARES, BASIC AND DILUTED	9,830,000			236,469		10,066,469

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

Unaudited Pro Forma Consolidated Statement of Operations

	September 30, 2013
	Year Ended		Nine Months
	Historical		Ended	Pro Forma
	SecureAlert	GPS Global	Emerge	Adjustments		Consolidated
	(000's Except shares and per share amounts)
REVENUES
Products	$612	$350	$44	$-		$1,006
Monitoring and other related services	15,029	-	5,063	-		20,092

TOTAL REVENUES	15,641	350	5,107	-		21,098

COST OF REVENUES
Products	(262)	(242)	(73)	-		(577)
Monitoring and other related services	(7,555)	-	(2,215)	-		(9,770)
Impairment of monitoring equipment and parts	(213)	-	-	-		(213)

TOTAL COST OF REVENUES	(8,030)	(242)	(2,288)	-		(10,560)

GROSS PROFIT	7,611	108	2,819	-		10,538

RESEARCH AND DEVELOPMENT	(988)	(489)	-	-		(1,477)
SETTLEMENT EXPENSE	(360)	-	-	-		(360)
OPERATING EXPENSES	(7,679)	(499)	(4,003)	(916)	[a]	(13,097)

OPERATING INCOME (LOSS)	(1,416)	(880)	(1,184)	(916)		(4,396)

OTHER INCOME (EXPENSES)
Interest expense	(17,049)	(15)	(79)	-		(17,143)
Loss on disposal of equipment	(3)	-	-	-		(3)
Currency exchange rate gain (loss)	(146)	-	-	-		(146)
Other income (expense)	279	-	-	-		279

TOTAL OTHER INCOME (EXPENSE)	(16,918)	(15)	(79)	-		(17,012)

NET LOSS FROM CONTINUING OPERATIONS	(18,334)	(895)	(1,263)	(916)		(21,408)

Gain on disposal of discontinued operations	425	-	-	-		425
Net loss from discontinued operations	(6)	-	-	-		(6)

NET LOSS BEFORE TAXES	(17,916)	(895)	(1,263)	(916)		(20,990)

Income tax benefit	-	-	287	-		287

NET LOSS AFTER TAXES	(17,916)	(895)	(976)	(916)		(20,703)

DIVIDENDS ON PREFERRED STOCK	(1,043)	-	-	-		(1,043)

NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(18,959)	$(895)	$(976)	$(916)		$(21,746)

OTHER COMPREHENSIVE LOSS

Currency translation adjustments	-	216	-	-		216

COMPREHENSIVE LOSS	$(18,959)	$(1,111)	$(976)	$-		$(21,530)

NET LOSS PER SHARE, BASIC AND DILUTED FROM CONTINUING OPERATIONS	$(3.79)					$(4.22)
NET LOSS PER SHARE, BASIC AND DILUTED FROM DISCONTINUED OPERATIONS	$0.09					$0.08
WEIGHTED AVERAGE COMMON SHARES, BASIC AND DILUTED	4,832,000			236,469		5,068,469

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Basis of Presentation

The unaudited pro forma condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.

The acquisition method of accounting under U.S. GAAP requires, among other things, that assets acquired and liabilities assumed be recognized at their fair values at the acquisition date. Fair value is defined under U.S. GAAP as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Market participants are assumed to be buyers and sellers in the principal (or most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. Fair value measurements can be highly subjective and it is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts. Accordingly, the assets acquired and liabilities assumed were recorded at their respective fair values and added to those of SecureAlert, Inc. (“SecureAlert” or the Company”)

Note 2 — Acquisitions

For purposes of this pro forma analysis, assets acquired and liabilities assumed are recognized based on an estimate of their fair value as of the acquisition date. Any adjustments to the fair value of assets acquired and liabilities assumed will be adjusted in accordance with ASC 805.

On March 12, 2014, the Company entered into a Share Purchase Agreement (the “SPA”) to purchase from Eli Sabag, an individual resident of the State of Israel (“Seller”), all of the issued and outstanding shares (“Shares”) of GPS Global Tracking and Surveillance System Ltd., a company formed under the laws of and operating in the State of Israel (“GPS Global”). The SPA contained customary representations and warranties and covenants, including provisions for indemnification, subject to the limitations described in the SPA. Subsequent to the closing, the Seller and certain key employees of GPS Global entered into employment agreements and continue to operate GPS Global. The SPA also granted the Seller the right for a three-year period following the closing, to nominate one director to serve on the Registrant’s board and on GPS Global’s board of directors. The closing of the transaction, which occurred on April 1, 2014, was subject to customary closing conditions.

The purchase price for the Shares is to be $7,811,404 and is payable in cash and shares of Registrant’s common stock as follows:

●	Cash to Seller of $311,404 at the closing;

●	Shares of Registrant’s common stock valued at $7,500,000, delivered to Seller as follows:

o	Common stock valued at $1,600,000 delivered to Seller at the closing.

o
Common stock valued at $2,900,000, delivered to an escrow agent (“Bank”) to be released by Bank to Seller after six months from the closing, conditioned upon Registrant’s verification that GPS Global’s global positioning satellite (“GPS”) products (the “Devices”) meet expected operating specifications;

o
Common stock valued at $1,000,000, the number of shares to be determined by dividing $1,000,000 by the weighted average closing price of the Registrant’s common stock for the 60 consecutive trading days preceding the third business day prior to release of such shares, to be issued to Seller by Registrant within 30 days of certification that GPS Global has sold or leased a minimum of 1,500 of its Devices under revenue-generating contracts; and

o
Common stock valued at $2,000,000,  the number of shares to be determined by dividing $2,000,000 by the weighted average closing price of the Registrant’s common stock for the 60 consecutive trading days preceding the third business day prior to release of such shares, to be issued to Seller by Registrant within 30 days of certification that GPS Global has sold or leased a minimum of 2,500 of its Devices under revenue-generating contracts, in addition to the 1,500 Devices previously mentioned (i.e., a minimum of 4,000 Devices sold or leased).

As described above, shares of common stock valued at $3,000,000 may be payable based on sales of the GPS Global devices sold or leased. Management determined that it was probable that sales of GPS Global devices would exceed the number of units specified in the SPA, and therefore, recognized a Stock Payable liability for the entire $3,000,000 value of common shares payable.

The total purchase price for the GPS Global acquisition was allocated to the net tangible and intangible assets based upon their fair values as of March 31, 2014 as set forth below. The excess of the purchase price over the net assets was recorded as goodwill.

The following table summarizes the fair values of the assets and liabilities assumed at the acquisition date (in thousands).

Current assets	$217
Inventory	17
Property and equipment	47
Monitoring equipment	48
Other non-current assets	21
Intangible assets	4,856
Tradename	192
Accounts payable and accrued expenses	(215)
Loan payable	(753)
Goowill	3,381
Total fair value of assets acquired	$7,811

On June 2, 2014, the Company entered into a Stock Purchase Agreement (the “ Emerge SPA”) to purchase from BFC Surety Group, Inc., (“Seller”), all of the issued and outstanding shares and equity interests (collectively the “Shares”) of Emerge Monitoring, Inc., a Florida corporation (“Emerge”), which is the direct owner of all of the issued and outstanding equity interests of Emerge Monitoring II, LLC, a Florida limited liability company and wholly-owned subsidiary of Emerge (“Emerge LLC”), and a majority (65%) of the equity interest of Integrated Monitoring Systems, LLC, a Colorado limited liability company and subsidiary of Emerge LLC. The Emerge SPA contains customary representations and warranties and covenants, including provisions for indemnification, subject to the limitations described in the SPA. Certain key employees of the acquired entities continued to operate the acquired entities following the closing. During June 2014, the Company also committed to purchase the remaining 35% minority equity interest of Integrated Monitoring Systems, LLC.

The purchase price for the Shares was $7,710,000, of which $7,360,000 was paid in cash on June 3, 2014 and the remaining $350,000 was paid in cash subsequent to June 30, 2014. The total purchase price for the Emerge acquisition was allocated to the net tangible and intangible assets based upon their fair values as of June 1, 2014 as set forth below. The excess of the purchase price over the net assets was recorded as goodwill.

The following table summarizes the fair values of the assets and liabilities assumed at the acquisition date (in thousands).

Inventory	$461
Property and equipment	227
Other assets	109
Developed technology	1,600
Customer contracts/relationships	1,990
Tradename/Trademarks	110
Goodwill	3,213
Total fair value of assets acquired	$7,710

Note 3 — Pro Forma Adjustments

The following reclassifications and pro forma adjustments have been made in the Unaudited Pro Forma Condensed Consolidated Balance Sheet. Transactions between the Company, GPS Global and Emerge Monitoring, Inc. have also been eliminated in the pro forma adjustments column.

(a)
To reflect the estimate of goodwill resulting from the excess of the purchase price over the fair value of net intangible and identifiable assets acquired. Also to recognize the estimated fair value of assets acquired and depreciation and amortization for the periods presented.

(b)	To adjust for assets and liabilities not acquired through these acquisitions.

(c)
To reflect the elimination of the historical accumulated deficit and stockholder's equity of GPS Global and Emerge Monitoring, Inc. Also to eliminate intercompany transactions associated with the acquisitions.

Note 4 — Loss per Share

SecureAlert basic and diluted pro forma loss per share was calculated based on the unaudited pro forma consolidated net loss and the weighted average number of shares outstanding during the reporting periods. The consolidated entity’s financial statements are prepared as if the transaction had been completed at the beginning of the period. The net loss and shares used in computing the net loss per share for the year ended September 30, 2013 and the six months ended March 31, 2014, is based on SecureAlert’s historical weighted average common shares outstanding during the respective periods. The effect of the additional shares of SecureAlert common stock issued as part of the Company’s acquisition of SecureAlert has been included for purposes of presenting pro forma net loss per share.